UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2014 (June 6, 2014)

CASTLE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	33-37809-NY	77-0121957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 East Sunrise Highway, Suite 311, Freeport, NY 11520
(Address of principal executive offices)

(516) 378-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Report on Form 8-K (this “Report”) may contain “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue,” negatives thereof or similar expressions. These forward-looking statements may be found at various places throughout this Report and include information concerning possible or assumed future results of our operations; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts.

From time to time, forward-looking statements also are included in our other periodic reports on Forms 10-K and 10-Q, in our press releases, in our presentations, and in other materials released to the public. Any or all of the forward-looking statements included in this Report and in any other reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. All subsequent written or oral forward-looking statements concerning other matters addressed in this Report and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report.

ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 6, 2014, George R. Hebert (chief executive officer of the Company) (“Hebert”), Michael T. Studer (chief financial officer of the Company) (“Studer”), and John V. Cappello, an unrelated third party (“Cappello”) executed a Letter of Intent dated June 6, 2014 (the “LOI”) (see Exhibit 99.2 attached)

Among other things, the LOI provides for (1) Cappello’s purchase of a total of 20,000,000 shares of Castle Holding Corp. (“CHOD”) common stock (representing approximately 54% of the presently outstanding common stock) from Hebert, Studer, and others for a total of $200,000 cash, (2) CHOD’s issuance of 2,000,000 shares of CHOD common stock to Cappello in exchange for a portfolio of patents and patents pending with a royalty stream, (3) CHOD’s issuance of 2,000,000 additional shares of CHOD common stock to Cappello in exchange for 2,000,000 shares of Emergent Health Corp. (“EMGE”) common stock, and (4) CHOD’s issuance of 3,000,000 additional shares of CHOD common stock to Cappello in exchange for $45,000 cash. The parties to the LOI have agreed to negotiate in good faith to reach a definitive Stock Purchase Agreement by October 1, 2014. If no definitive Stock Purchase Agreement is executed by October 1, 2014, the LOI shall expire or may be extended only by mutual agreement of the parties to the LOI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired:

N/A

(b)   Pro Forma financial information:

N/A

(c)   Exhibits:

Letter of Intent dated June 6, 2014 (Exhibit 99.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on his behalf by the undersigned hereunto duly authorized.

CASTLE HOLDING CORP.

Dated: June 12, 2014	By:	/s/ George R. Hebert
George R. Hebert
President and Chief Executive Officer